Exhibit 99.1 MKS Inc. TLB Lender Presentation January 2026 MKS Confidential

Safe Harbor for Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including regarding the transaction, our potential to receive proceeds from new unsecured indebtedness and the future financial performance, business prospects and growth of MKS Inc. (“MKS”, the “Company”, “our”, or “we”). These statements are only predictions based on current assumptions and expectations. Any statements that are not statements of historical fact (including statements containing the words “will,” “projects,” “intends,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “forecasts,” “continues” and similar expressions) should be considered forward-looking statements. Actual events or results may differ materially from those in the forward-looking statements set forth herein. Among the important factors that could cause actual events to differ materially from those in the forward-looking statements that we make are the potential timing, terms and completion of the transaction and any new unsecured indebtedness, all of which are subject to market risks and uncertainties and may not be completed on the contemplated timing and terms or in the contemplated amounts or at all; the level and terms of our substantial indebtedness and our ability to service such debt; our entry into the chemicals technology business through our acquisition of Atotech Limited (“Atotech”) in August 2022 (the “Atotech Acquisition”) which has exposed us to significant additional liabilities; the risk that we are unable to realize the anticipated benefits of the Atotech Acquisition; risks related to cybersecurity, data privacy and intellectual property; competition from larger, more advanced or more established companies in our markets; the ability to successfully grow our business, including through growth of the Atotech business and financial risks associated with that acquisition and potential future acquisitions, including goodwill and intangible asset impairments; manufacturing and sourcing risks, including those associated with limited and sole source suppliers and the impact and duration of supply chain disruptions, component shortages, and price increases; changes in global demand; risks associated with doing business internationally, including geopolitical conflicts, such as the conflict in the Middle East, trade compliance, trade protection measures, such as import tariffs by the United States or retaliatory actions taken by other countries, regulatory restrictions on our products, components or markets, particularly the semiconductor market, and unfavorable currency exchange and tax rate fluctuations, which risks become more significant as we grow our business internationally and in China specifically; conditions affecting the markets in which we operate, including fluctuations in capital spending in the semiconductor, electronics manufacturing and automotive industries, and fluctuations in sales to our major customers; disruptions or delays from third-party service providers upon which our operations may rely; the ability to anticipate and meet customer demand; the challenges, risks and costs involved with integrating or transitioning global operations of the companies we have acquired; risks associated with the attraction and retention of key personnel; potential fluctuations in quarterly results; dependence on new product development; rapid technological and market change; acquisition strategy; volatility of stock price; risks associated with chemical manufacturing and environmental regulation compliance; risks related to defective products; financial and legal risk management; and the other important factors described under the heading “Risk Factors” in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission on February 25, 2025 (“Annual Report”), Part II, Item 1A of our Quarterly Report on Form 10-Q for the three months ended March 31, 2025 and any subsequent Quarterly Reports on Form 10-Q. We are under no obligation to, and expressly disclaim any obligation to, update or alter these forward- looking statements, whether as a result of new information, future events or otherwise, even if subsequent events cause our views to change. MKS Confidential 2

Notes on Presentation Use of Non-GAAP Financial Measures This presentation includes financial measures that are not in accordance with U.S. generally accepted accounting principles (“Non-GAAP financial measures”), including adjusted EBITDA, credit agreement adjusted EBITDA, Non- GAAP earnings per diluted share, Non-GAAP net earnings, Non-GAAP gross profit, Non-GAAP gross margin, Non-GAAP operating margin, and free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS' reported results under U.S. generally accepted accounting principles (“GAAP”), and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. MKS is not providing a quantitative reconciliation of forward-looking incremental Non-GAAP gross margin or incremental Non-GAAP operating margin to their most directly comparable GAAP financial measures because it is unable to estimate with reasonable certainty the ultimate timing or amount of certain significant items without unreasonable efforts. These items include, but are not limited to, inventory related cost of revenues from business acquisitions, divestitures or discontinuance, acquisition and integration costs, amortization of intangible assets, restructuring costs, goodwill and intangible asset impairments, amortization of debt issuance costs, debt refinancing fees, loss on extinguishment of debt, and the income tax effect of these items. Presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that MKS’ future results will be unaffected by other unusual or non-recurring items. A reconciliation is provided in the appendix at the end of this presentation for each Non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. For further information regarding Non-GAAP financial measures, please refer to the appendix at the end of this presentation. Other Financial Information LTM Q3 2025 amounts have been derived by adding MKS’ consolidated financial and operating data for the year ended December 31, 2024 to MKS’ consolidated unaudited financial and operating data for the nine months ended September 30, 2025 and subtracting MKS’ consolidated unaudited financial and operating data for the nine months ended September 30, 2024. LTM Q3 2024 amounts have been derived by adding MKS’ consolidated financial and operating data for the year ended December 31, 2024 to MKS’ consolidated unaudited financial and operating data for the nine months ended September 30, 2024 and subtracting MKS’ consolidated unaudited financial and operating data for the nine months ended September 30, 2023. Totals presented may not sum due to rounding. Financial Guidance This presentation contains financial guidance with respect to MKS' anticipated financial results for the three months ended December 31, 2025. This financial guidance is based on a number of assumptions, and MKS has not yet completed its closing procedures with respect to its quarter and year ended December 31, 2025. The financial guidance should not be viewed as a substitute for full quarterly and year ended financial statements prepared in accordance with GAAP and reviewed or audited by MKS' independent auditors. Actual results remain subject to the completion of MKS' closing procedures with respect to its quarter and year ended December 31, 2025, MKS' management's and audit committee's final review of its actual results, as well as review and audit by MKS' independent auditors. There can be no assurance that MKS' actual financial results for the quarter and year ended December 31, 2025 will not differ from the guidance set forth herein and any variation may be material. Industry and Market Data In this presentation, MKS relies on and refers to certain information and statistics obtained from third-party sources which it believes to be reliable. MKS has not independently verified the accuracy or completeness of any such third-party information. Trademarks and Intellectual Property This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners and does not imply an affiliation with, or endorsement by, the owners of © © these trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM or symbols, but MKS will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. MKS Confidential 3

Transaction Summary

Transaction Overview • MKS delivers foundational technology solutions to leading edge semiconductor manufacturing, electronics and packaging, and specialty industrial applications • $3,832M LTM Q3 2025 Revenue 1 • $1,016M LTM Q3 2025 Credit Agreement Adjusted EBITDA 2 2 • MKS is seeking to Amend & Extend the existing €587M Term Loan B due 2029 and $914M Term Loan B due 2029 (reflects voluntary paydown made in conjunction with this transaction from the New EUR Other Unsecured Debt issuance and $100M from cash on balance sheet) • In conjunction with this transaction, MKS will also seek to: • Refinance the existing $675M Revolving Credit Facility due 2027 into a new 5-year $1,000M Revolving Credit Facility 2 • Issue New €1,000M Other Unsecured Debt to pay down a portion of its existing $2,188M USD Term Loan B Due 2029 3 • As adjusted for the above-described transactions, secured gross and secured net leverage will decrease from 2.8x and 2.3x to 1.6x and 1.1x, respectively, and total gross and total net leverage will be 4.1x and 3.6x, respectively, based on LTM Q3 2025 Credit Agreement Adjusted 1 EBITDA of $1,016M • The above-described transactions improve MKS’ credit profile by enhancing liquidity and extending maturity profile 1 2 See Slide 3 for additional information regarding Non-GAAP financial measures. Reflects reported amounts as of September 30, 2025 as adjusted to reflect (i) a $100 million voluntary debt prepayment made in October 2025, and (ii) 3 the December 2025 amortization payments of $10.2 million on the USD Term Loan B and €2.1 million on the EUR Term Loan B. Reflects reported amounts as of September 30, 2025 as adjusted to reflect voluntary debt prepayments and amortization payments described above. Amounts with respect to the EUR Term Loan B have been translated into U.S. dollars using the exchange rate of €1.00 to $1.1735, as of December 31, 2025 MKS Confidential 5 1 Note: Sources and Uses excludes financing fees and expenses. Reflects reported amounts as of September 30, 2025 as adjusted to reflect (i) a $100 million voluntary debt prepayment made in October 2025, and (ii) the December 2 2025 amortization payments of $10.2 million on the USD Term Loan B and €2.1 million on the EUR Term Loan B. Amounts with respect to the EUR Term Loan B have been translated into U.S. dollars using the exchange rate of 3 €1.00 to $1.1735, as of December 31, 2025. See Slide 3 for additional information regarding Non-GAAP financial measures.

Sources & Uses and As Adjusted Capitalization

Sources	($M)
New Amend & Extend Term Loan B (USD)	$914
New Amend & Extend Term Loan B (EUR)	689
New EUR Other Unsecured Debt	1,174
New $1,000M Revolving Credit Facility	-
Cash from Balance Sheet	100
Total Sources	**$2,877**

Uses	($M)
Paydown existing Term Loan B (USD)	$1,274
Amend & Extend existing Term Loan B (USD)	914
Amend & Extend existing Term Loan B (EUR)	689
Refinance existing $675M Revolving Credit Facility	-
Total Uses	**$2,877**

			As of 09/30/25 As Adjusted for $100M USD TLB Paydown and Q4-25 Amortization Payments[1]			As of 09/30/25 As Further Adjusted for New EUR Other Unsecured Debt, Refinancing and $1,274M USD TLB Paydown[1]		
($M)	Coupon	Maturity	Amount	xAdjusted EBITDA[3]	xCredit Agreement Adjusted EBITDA[3]	Amount	xAdjusted EBITDA[3]	xCredit Agreement Adjusted EBITDA[3]
Cash and cash equivalents			$584			$484		
$675M Revolving Credit Facility	S+CSA+250	Aug-27	-			-		
New $1,000M Revolving Credit Facility		***5yrs***				***-***		
Term Loan B (USD)	S+200	Aug-29	2,188			-		
New Amend & Extend Term Loan B (USD)		***7yrs***				***914***		
Term Loan B (EUR)[2]	E+250	Aug-29	689			-		
New Amend & Extend Term Loan B (EUR)[2]		***7yrs***				***689***		
Total Secured Debt			**$2,877**	**3.0x**	**2.8x**	**$1,603**	**1.7x**	**1.6x**
Total Secured Net Debt			**$2,293**	**2.4x**	**2.3x**	**$1,119**	**1.2x**	**1.1x**
New EUR Other Unsecured Debt[2]						***1,174***		
Convertible Notes	1.25%	Jun-30	1,400			1,400		
Total Debt			**$4,277**	**4.5x**	**4.2x**	**$4,177**	**4.4x**	**4.1x**
Total Net Debt			**$3,693**	**3.9x**	**3.6x**	**$3,693**	**3.9x**	**3.6x**
Fully Diluted Market Cap (as of 12/30/25)			12,532			12,532		
Enterprise Value			**$16,224**	**17.0x**	**16.0x**	**$16,224**	**17.0x**	**16.0x**
LTM Q3-25 Adjusted EBITDA[3]				*$953*			*$953*	
LTM Q3-25 Credit Agreement Adjusted EBITDA[3]					*$1,016*			*$1,016*

Note: Sources and Uses excludes financing fees and expenses. [1] Reflects reported amounts as of September 30, 2025 as adjusted to reflect (i) a $100 million voluntary debt prepayment made in October 2025, and (ii) the December 2025 amortization payments of $10.2 million on the USD Term Loan B and €2.1 million on the EUR Term Loan B. [2] Amounts with respect to the EUR Term Loan B and the New EUR Other Unsecured Debt have been translated into U.S. dollars using the exchange rate of €1.00 to $1.1735, as of December 31, 2025. [3] See Slide 3 for additional information regarding Non-GAAP financial measures.

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Summary of Proposed Terms Borrower MKS Inc. Borrower’s direct and indirect domestic material subsidiaries, subject to exceptions usual and customary for transactions of this type Guarantors (same as existing) ⚫ Perfected first lien priority security interest on substantially all assets of the Borrower and Guarantors (same as existing) Security 65% of the voting capital stock, and 100% of the non-voting capital stock, of any first-tier foreign subsidiary (same as existing) ⚫ USD Term Loan B EUR Term Loan B Facility $914M €587M Amount Maturity / Tenor 7 years from closing 7 years from closing Call Protection Refresh 101 soft call for 6 months Substantially similar to existing Mandatory Prepayments TLB: None (same as existing) Financial Covenants Negative Covenants Substantially similar to existing MKS Confidential 7

Management Presentation

Today’s Presenters John T. C. Lee Ram Mayampurath President & Executive Vice President & Chief Executive Officer Chief Financial Officer MKS Confidential 9

1 MKS Overview

Guiding Principles WIN OWN It! as a Team GROW Enabling Sustainable & Profitable Growth INNOVATION is a Core Capability MKS Confidential 11

MKS is a Technology-Driven Secular Growth Company Foundational Leveraging powerful Attractive growth technology leader secular trends profile Specializing in precision Miniaturization, Positioned for strong cash solutions for diverse complexity and chemistry generation, with track end markets drive many of the innovations record of execution that power our world MKS Confidential 12

Our Foundational Technology Leadership $3.8B $287M $953M ~1,900 LTM Q3’25 LTM Q3’25 LTM Q3’25 ENGINEERS & 1 2 REVENUE R&D INVESTMENT ADJUSTED EBITDA SCIENTISTS 19 >85% ~70% ~3,200 OF WAFER FABRICATION OF CRITICAL STEPS TO LEADING POSITIONS IN PATENTS EQUIPMENT APPLICATIONS MANUFACTURE PACKAGE 3 2 PRODUCT CATEGORIES WORLDWIDE 4 SERVED SUBSTRATES AND PCBs 1 2 3 See Slide 3 for additional information regarding Non-GAAP financial measures. Number of engineers & scientists and number of worldwide patents as of December 31, 2024. Product categories where MKS is #1 or #2 in segment share 4 according to TechInsights and internal Company estimates. Internal Company estimate. MKS Confidential 13

2025 YoY Growth in Key Financial Metrics 1 1 Revenue Non-GAAP Earnings per Diluted Share Free Cash Flow 3,900 8.00 550 35% 23% 3,800 8% 7.00 500 3,700 6.00 450 3,600 5.00 400 3,500 4.00 350 3,400 3,300 3.00 300 Twelve Months Twelve Months Twelve Months Twelve Months Twelve Months Twelve Months Ended Sep 30, 2024 Ended Sep 30, 2025 Ended Sep 30, 2024 Ended Sep 30, 2025 Ended Sep 30, 2024 Ended Sep 30, 2025 Note: Revenue and Free Cash Flow in $ millions, Non-GAAP Earnings per Diluted Share in $. 1 See Slide 3 for additional information regarding Non-GAAP financial measures MKS Confidential 14

MKS is Foundational to Our Connected World


Data Center
Smart Industrial
IoT
Artificial Intelligence
AR / VR
mks
Smartphones
Wearables
Medical
Auto / AV / EV
Renewable Energy

Worldwide Electronics Revenues are Expected to Grow at a CAGR of 6% from 2025 to 2030, Exceeding $3.5T by 2030[1]

[1] *TechInsights Worldwide OEM Electronics Production (September 2025).*

mks MKS Confidential 15

2 Our Markets & Opportunity

Advanced Electronics Is Driving Significant Secular Semi Demand And Wafer Fab Equipment (WFE) 2 $1.2 Trillion Revenue projected by 2030 to support EV, AR/VR, IoT, 5-Year Moving Average of WFE cloud computing $1,200 1 Annual WFE Spending Vertical Scaling $1,000 — EUV — $800 Atomic Layer Processing $600 $172B in WFE spend 300 mm needed to support $400 Conversion $1.2 Trillion in semiconductor sales by 2030, assuming average capital $200 intensity of past five 2 years $0 1 2 Historical data provided by TechInsights Projections for 2025 – 2030 provided by TechInsights MKS Confidential 17 1,2 Global Semiconductor Sales ($ Billion) 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2030 1,2 WFE ($ Billion)

Lines Are Blurring as Complexity Increases MKS is Positioned to Help Enable the Future of Next-Generation Devices Advanced PCBs Advanced Packaging Package Wafer-Level Substrates Packaging Semiconductors (Chips) COMPLEXITY MKS Confidential 18 Smaller Larger FEATURE SIZE 10 to 100 microns Low single-digit nanometers

s r o t c u d % n 1 o 5 c i m e S E l e P c a t c 2 r k 0 o a n g % i i c n s g & Significant Serviceable Addressable Market (SAM) Expansion 1 1 SAM in 2015 SAM in 2024 $25B ~$6B Non- Semiconductors 25% Semiconductors 75% 1 Internal Company estimates MKS Confidential 19 l a i r t s u d n % I 9 y 2 t l a i c e p S

Levered to Attractive End Markets

Technology Leadership and Differentiation Position MKS for Strong Performance in $25B SAM[1]

Semiconductor
(42% of FY2024 Revenue)

Critical solutions provider for semiconductor manufacturing

- Increasing demand and manufacturing complexity drive strong customer investment
- Long-term, deep relationships with consolidated customer base

Market

SAM | $13B[1]

Electronics & Packaging
(26% of FY2024 Revenue)

Foundational enabler of next-generation electronic devices

- Well-positioned with chemistry and photonics expertise
- Long-term, deep customer relationships
- Early innings of market penetration

Market

SAM | $5B[1]

Specialty Industrial
(32% of FY2024 Revenue)

Extending MKS expertise across broad end markets

- Leadership positions
- Differentiated technology
- Exposure across diverse set of applications

Market

SAM | $8B[1]

[1] Internal Company estimates of 2024 SAM. Market SAM does not sum to total SAM due to rounding.

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Semiconductor: MKS is a Market Leader Across a Broad Array of Semiconductor Manufacturing Applications

Key Attributes
Long design cycles, significant follow-on revenue, strong/deep customer relationships

Critical Applications

Deposition & Etch

Vacuum solutions, power delivery, and reactive gas generation for advanced deposition & etch

Lithography, Metrology & Inspection

- Optical subsystems for DUV, EUV & High-NA EUV
- Precision motion solutions for wafer positioning

Wet Processing

Dissolved gases for wet clean applications

Leadership Position[1]

#1

- Pressure Sensing & Control
- Microwave Power
- Remote Plasma Sources
- Tool, Safety Chamber, Network
- Ozone
- Optical Fiber Thermometry

#2

- Vacuum Valves
- IR Gas Analysis

Why MKS Wins

Category Leadership	Early Visibility into Major Inflections	Embedded with Customers Early in Design Cycles	Scale to Support Multi-Year R&D Investment Cycles

[1] *Product categories where MKS is #1 or #2 in segment share according to TechInsights and internal Company estimates.*

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Electronics and Packaging: Enabling Next Generation Devices

Key Attributes
Long design cycles, increased precision, tighter integration between chemistry solutions and laser processing

Critical Applications

Electronics Chemistries & Plating

- Electroless plating
- Electrolytic plating
- Surface treatment
- Surface finishing

Laser Drilling

Laser via drilling for Flexible and HDI PCBs, as well as package substrates

Other

- Laser and vacuum technology for display solutions

Leadership Position[1]

#1

- UV Nanosecond Pulsed Lasers
- Flex PCB Via Drilling Systems
- Electronics Plating Chemistries
- Horizontal PCB Plating Equipment

Emerging Growth Opportunities

Integrated Solutions for Next-Gen Package Substrates, HDI & Flex PCBs

Ultrafast UV Lasers (Picosecond and Femtosecond)

Why MKS Wins

Only Integrated Supplier: ***Laser Systems, Chemistry and Plating Equipment***	**Integration Offers Higher Performance and Faster Time to Production**	**Deep Photonics Subsystem Expertise**	**Global Footprint with Unparalleled Level of Support Fosters Intimacy**

[1] Product categories where MKS is #1 in segment share according to internal Company estimates.

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Specialty Industrial: Harnessing Core Expertise Across Markets Key Attributes Differentiated technologies that solve specific needs for customers across broad end markets 1 Critical Applications Leadership Position Industrial• Functional coatings for corrosion and Laser Measurement Instruments • Vacuum solutions for synthetic wear resistance diamond and solar manufacturing • Decorative surface finishing #1 Vibration Control Life & Health Sciences • Optics and photonics for analytical • Vacuum solutions for medical instrumentation equipment sterilization • Lasers for ophthalmic surgery Functional Coatings for Opto-Mechanics Research & Defense Corrosion and Wear Resistance • Vacuum and photonics solutions for advanced research and quantum #2 IR Optics Decorative Surface Finishing computing High Performance Gratings • Lasers and photonics for remote sensing Leveraging Innovation from Targeted Innovation S ig nificant Cost Benefits from Semiconductor and E&P R&D for Niche Applications Economies of Scale 1 Product categories where MKS is #1 or #2 in segment share according to internal Company estimates MKS Confidential 23

Built to Capitalize on Secular Trends Electronics & Packaging Semiconductor Deposition, Etch, Laser-Based Lithography, Manufacturing; Inspection / Metrology, Next-Gen Interconnect Wet Processing Smaller Geometries (nm) Finer Features (µm) MINIATURIZATION Vertical Scaling COMPLEXITY More Layers Novel Materials CHEMISTRY Novel Materials MKS Confidential 24

Enabling the Core Building Blocks of Advanced Electronic Devices High Performance Semiconductor Electronics & Packaging Compute Architecture SEMICONDUCTOR Critical subsystems for Subsystems, equipment & materials semiconductor manufacturing for electronics & packaging INTERPOSER PACKAGE SUBSTRATE Leader in critical vacuum subsystems Differentiated combination of for deposition and etch, and electronics chemistry and laser emerging provider of photonics for drilling solutions to accelerate PRINTED CIRCUIT BOARD (PCB) lithography, metrology and customer roadmaps in advanced inspection PCB design and manufacturing MKS Confidential 25

Positioned to Address Major Process Inflections in the AI Era

Applying Broad Expertise to Enable Faster Processing Speeds

INFLECTION	**Vertical Scaling**	**Horizontal Shrink**	**Advanced Packaging**
MKS SOLUTIONS	**MKS RF Power, Vacuum and Optical solutions** for advanced etch and deposition	**MKS Photonics solutions (Optics, Motion) and broad Vacuum portfolio** are critical for advanced Logic and Foundry applications	**MKS Vacuum, Photonics and Materials solutions** address a wide array of packaging applications
APPLICATIONS	**3D NAND, Logic** **Gate All-Around (GAA)** **Atomic Layer Deposition and Etching (ALD and ALE)**	**3nm/2nm, 1a DRAM** **EUV and High-NA EUV**	**Through Silicon Via (TSV)** **2.5D and 3D chip packaging**

STRONG SECULAR TAILWINDS

Worldwide Capital Spend on Memory[1]



8% CAGR
$40.8B
$58.9B
CY25E
CY30E

[1] *TechInsights, Wafer Fab Equipment Sales by Application (December 2025)*

Worldwide EUV Scanners Market Size [2]



17% CAGR
$12.3B
$27.2B
CY25E
CY30E

[2] *TechInsights Wafer Fab Equipment (WFE) Market History And Forecast (December 2025)*

Worldwide Advanced Packaging Market Size[3]



10% CAGR
$55.6B
$80.6B
CY25E
CY29E

[3] *Prismark Semiconductor and Packaging Report (December 2025)*

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3 Strategy & Business Drivers

Our Unique DNA is What Makes MKS Successful Broad Domain & Vacuum Photonics Materials Process Expertise Deep & Collaborative Develop Solve Identify Integrated Complex Customer & Ecosystem Inflection Points Design Cycles Problems Relationships Cross-selling to Accelerating Time Innovating New New & Existing Innovation Multiplier to Market Processes Customers MKS Confidential 28

Our "Surround" Strategy is How We Execute

SEMICONDUCTOR
Surround the Wafer®

ELECTRONICS & PACKAGING
Surround the Workpiece®



Pressure & Flow Measurement & Control
PRODUCTS
RF Power
Gas Analysis
Plasma & Reactive Gas
Deposition
PROCESSES
Etch
Wet Processing
Packaging
Wafer
Metrology & Inspection
Lithography
Optics & Optical Subsystems
Photonics
Motion
Lasers
Lasers
PRODUCTS
Process Chemistries
Optical Solutions
Laser-based Processing
PROCESSES
Plating Chemistry
Plating Equipment
Workpiece
Beam Steering
Motion Control
Laser Systems
Motion
Other Photonics
Laser Systems
PRODUCTS
Laser Drilling
PROCESSES
Plating Chemistry
Optimize the Interconnect®
Surface Cleaning
Surface Treatment
Plating Equipment
Process Chemistries

MKS Today: Foundational Solutions for Advanced Electronics

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MKS is a Key Enabler for the Majority of Semiconductor Process Steps DEPOSITION ETCH WET PROCESSING Pressure & Vacuum Measurement Pressure & Vacuum Measurement Reactive Gases Gas Delivery & Pressure Control Gas Delivery & Pressure Control Plasma & Reactive Gas Plasma & Reactive Gas RF Power RF Power Temperature Sensing Temperature Sensing METROLOGY & INSPECTION LITHOGRAPHY Optics & Optical Subsystems Optics & Optical Subsystems Lasers Precision Motion Precision Motion Vibration Control High Performance Light Source Assemblies DUV Thin Film Coating MKS’ technology leadership across critical fabrication steps >70% of the critical steps to manufacture Package Substrates addresses >85% of wafer fabrication applications to enable higher yields and throughput MKS Confidential 30

Package Substrate: Key Building Block of Advanced Packaging

Chip-on-Wafer-on-Substrate (CoWoS®)[1]



CHIP
CHIP
"C"
SILICON INTERPOSER
"W"
PACKAGE SUBSTRATE
"S"
PCB

Embedded Multi-Die Interconnect Bridge (EMIB)[2]



CHIP
CHIP
PACKAGE
SILICON BRIDGE
SUBSTRATE
PCB

Elevated Fanout Bridge (EFB)



CHIP
CHIP
MOLDING
SILICON BRIDGE
& RDL
PACKAGE SUBSTRATE
PCB

Greater complexity to deliver higher performance substrates at optimal yields:

- Lines/spaces and interconnecting vias are getting smaller
- Size of substrate is getting larger
- Layer count is growing

MKS' unique combination of laser drilling, chemistry & plating equipment addresses ~70% of the critical steps to manufacture Package Substrates and PCBs[3]

[1] CoWoS is a registered trademark of Taiwan Semiconductor Manufacturing Company Limited *[2] EMIB is an Intel Corporation packaging technology* *[3] Internal Company estimate*

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Mission Critical Supplier Across the Entire Advanced Electronics Supply Chain Semiconductor Electronics & Packaging Critical Subsystems Critical Subsystems MKS VACUUM & PHOTONICS MKS PHOTONICS SOLUTIONS SOLUTIONS Capital Equipment Chemistry MKS LASER DRILLING & MKS PROPRIETARY CHEMISTRY PLATING EQUIPMENT CAPITAL EQUIPMENT OEMs PCB MANUFACTURERS PACKAGE SUBSTRATE MANUFACTURERS SEMICONDUCTOR MANUFACTURERS OUTSOURCED SEMI ASSY & TEST (OSATs) END DEVICE OEMs This graphic presents a representative sample of top companies in each segment. Companies are not necessarily customers and/or end-customers of MKS. MKS Confidential 32

4 Financial Profile

Evolution into a Broad Foundational Technology Provider Significantly Expanded Financial and Operational Scale to Drive Growth Across a Broader Array of End Markets 2015 LTM Q3'2025 REVENUE MIX REVENUE STREAM REVENUE STREAM REVENUE MIX Services Services Electronics 13% 14% & Packaging Non-Semi 28% 31% Semi 43% Consumables Equipment 59% Semi 28% Equipment Specialty 69% Specialty 86% Industrial Industrial 29% $0.8B $192M 49% 14% $3.8B $953M 35% 41% Adjusted Top 10 Customer Adjusted Top 10 Customer Consumables Revenue Services Revenue 1 1 EBITDA Concentration EBITDA Concentration + Services 1 See Slide 3 for additional information regarding Non-GAAP financial measures MKS Confidential 34

Capital Deployment Focused on Long-Term Value Creation Primary Use of Near-term Free Cash Flow is for De-levering 1 2 3 GROWTH ORGANIC DEBT RETURNING CASH TO & INORGANIC MANAGEMENT SHAREHOLDERS Strong organic investments Maximize long-term Accelerated debt paydown P&L and Capex shareholder value Expected long-term capex Opportunistic re-pricings Dividends 2% - 4% of revenue High Quality M&A Maintain strong liquidity Opportunistic share buybacks MKS Confidential 35

MKS Financial Policy PRINCIPLES GOALS ¡ ¡ Optimize access to capital markets Take actions to match credit market expectations • Maintain a strong BB credit profile • Deleverage balance sheet • Flexibility to access capital markets • Target net leverage at 2.0x ¡ Provide continued financial flexibility ¡ Take steps to achieve Investment Grade rating profile • Enable investments for innovation & growth ¡ Maintain liquidity through business cycles • Preserve liquidity to manage through business cycles • Target at least $1.3B in cash and revolver capacity ¡ Capital allocation strategy • Capital investments needed to support business growth and productivity • Dividend payments • Debt paydown facilitates access to capital markets • Opportunistic share repurchases subject to leverage targets • Execution on strategic mergers and acquisitions to drive long term shareholder value MKS Confidential 36

Key Financial Profile 1 2023 2024 LTM Q3’24 LTM Q3’25 $ in millions Revenue $3,622 $3,586 $3,544 $3,832 % growth - (1%) - 8% 2 Gross Profit $1,655 $1,708 $1,677 $1,799 % margin 45.7% 47.6% 47.3% 46.9% 2 Adj. EBITDA $863 $914 $895 $953 % margin 24% 25% 25% 25% 2 Free cash flow $232 $410 $432 $531 % revenue 6% 11% 12% 14% (1) Revenue % growth is based on LTM Q3’24. (2) See Slide 3 for additional information regarding Non-GAAP financial measures. MKS Confidential 37

Strong Margin Profile with Significant Operating Leverage To Drive Outsized Earnings Growth Across Cycles Non-GAAP Gross Margin and Operating Margin Over Time TARGETED INCREMENTAL 1 1 Non-GAAP Gross Margin Non-GAAP Operating Margin REVENUE FALL 2 THROUGH 48% 48% 47% 47% 47% 47% 47% 47% 47% 47% 47% 46% 46% 46% 46% 46% 45% 45% 45% 45% 45% 45% 44% 44% 44% 43% ~50% 42% Incremental Non-GAAP Gross Margin 28% 27% 27% 26% 26% 25% 25% 24% 24% 23% 23% 22% 22% 22% 22% 21% ~40% 21% 21% 21% 20% 20% 20% 19% 18% 18% 18% 12% Incremental Non-GAAP Operating Margin Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 2023 2023 2023 2024 2024 2024 2024 2025 2025 2025 ESI Photon Control Atotech Ransomware Acquisition Acquisition Acquisition Incident Closed Closed Closed 1. See Slide 3 for additional information regarding Non-GAAP financial measures. 2. Company estimates of incremental non-GAAP gross margin and incremental non-GAAP operating margin in aggregate for the period 2023 through 2027 assuming a 2022 revenue baseline. MKS Confidential 38

Key As Adjusted Credit Metrics As of 09/30/25 1 $ in millions As Adjusted Cash & Cash Equivalents $484 Total Debt $4,177 2 LTM Q3’25 Credit Agreement Adj. EBITDA $1,016 2 Total Debt / LTM Q3’25 Credit Agreement Adj. EBITDA 4.1x Net Debt $3,693 2 Net Debt / LTM Q3’25 Credit Agreement Adj. EBITDA 3.6x Note: Total Debt is defined as the expected outstanding balances of USD Term Loan B, EUR Term Loan B, Convertible Debt and New EUR Other Unsecured Debt. 1. Reflects reported amounts as of September 30, 2025 as adjusted to reflect (i) a $100 million voluntary debt prepayment made in October 2025, (ii) the December 2025 amortization payments of $10.2million on the USD Term Loan B and €2.1 million on the EUR Term Loan B, and (iii) in the case of the USD Term Loan B, a voluntary debt prepayment made in conjunction with this transaction from the $1,174 million New EUR Other Unsecured Debt issuance and $100 million from cash on balance sheet. Amounts with respect to the EUR Term Loan B have been translated into U.S. dollars using the exchange rate of €1.00 to $1.1735, as of December 31, 2025. 2. See Slide 3 for additional information regarding Non-GAAP financial measures. MKS Confidential 39

1 Updated Q4’2025 Guidance Fourth Quarter 2025 Guidance Three Months Ended December 31, 2025 (In millions) Low Midpoint High Revenue $ 1,025 $ 1,030 $ 1,035 $ 103 $ 106 $ 109 GAAP net income $ 246 $ 248 $ 250 Adjusted EBITDA A reconciliation of the midpoint of the Company’s updated guidance for GAAP net income, the most comparable GAAP financial measure, to the midpoint of the Company’s updated guidance for Adjusted EBITDA, for the quarter ended December 31, 2025 is set forth in the table below. Schedule Reconciling GAAP Net Income to Adjusted EBITDA - Q4’25 Guidance (In millions) Three Months Ended December 31, 2025 $ Amount GAAP net income $106 Other expense (income), net 6 Interest expense, net 47 Depreciation 24 Restructuring and other 11 Amortization of intangible assets 62 Stock-based compensation 8 Loss on extinguishment of debt 2 Benefit for income taxes (18) Adjusted EBITDA $248 1 See Slide 3 for additional information regarding financial guidance and Non-GAAP financial measures. MKS Confidential 40

Key Credit Highlights 1 1. Highly differentiated and foundational technologies address the demands and complexity of advanced electronics for the AI era ‒ Well positioned to benefit from growing miniaturization and complexity in electronics 2 2. Mission critical and embedded supplier, serving >85% of the overall WFE market and ~70% of 1 the critical steps for Package Substrates and Advanced PCBs ‒ Complementary products to optimize the Interconnect, and accelerate customer roadmaps 3 3. Resilient and well diversified financial profile with strong margins ‒ Lean operating philosophy is embedded across the Company 4 4. Disciplined capital structure strategy focused primarily on near-term de-leveraging and optimizing cost of capital 1. Internal Company estimate. MKS Confidential 41

Questions

Appendix

GAAP to Non- GAAP Reconciliations

Non-GAAP Reconciliations

Non-GAAP Gross Margin and Non-GAAP Operating Margin[1]

($ million, except percentages)	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25	FY2023	LTM Q3'24	FY2024	LTM Q3'25
Total net revenues	$464	$474	$463	$500	$536	$544	$590	$660	$694	$750	$742	$764	$742	$765	$954	$1,085	$794	$1,003	$932	$893	$868	$887	$896	$935	$936	$973	$988	$3,622	$3,544	$3,586	$3,832
Gross profit	$198	$211	$205	$216	$240	$246	$262	$302	$322	$355	$348	$355	$334	$338	$390	$485	$335	$470	$426	$411	$415	$419	$432	$441	$444	$453	$461	$1,642	$1,677	$1,708	$1,799
Gross margin	42.7%	44.5%	44.3%	43.3%	44.7%	45.3%	44.4%	45.7%	46.4%	47.4%	47.0%	46.4%	45.0%	44.2%	40.8%	44.7%	42.2%	46.9%	45.7%	46.0%	47.8%	47.3%	48.2%	47.2%	47.4%	46.6%	46.6%	45.3%	47.3%	47.6%	46.9%
Excess and obsolete charge from discontinued product line	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	13	-	-	-	-	-	-	-	-	13	-	-	-
Acquisition inventory step-up	5	3	-	-	-	-	-	-	-	-	-	-	-	-	39	13	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Inventory charge related to exit of product groups	-	-	-	-	-	-	4	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP gross profit	**$203**	**$214**	**$205**	**$216**	**$240**	**$247**	**$266**	**$302**	**$322**	**$355**	**$348**	**$355**	**$334**	**$338**	**$429**	**$498**	**$335**	**$470**	**$439**	**$411**	**$415**	**$419**	**$432**	**$441**	**$444**	**$453**	**$461**	**$1,655**	**$1,677**	**$1,708**	**$1,799**
Non-GAAP gross margin	**43.8%**	**45.0%**	**44.3%**	**43.3%**	**44.7%**	**45.3%**	**45.1%**	**45.7%**	**46.4%**	**47.4%**	**47.0%**	**46.4%**	**45.0%**	**44.2%**	**44.9%**	**45.9%**	**42.2%**	**46.9%**	**47.1%**	**46.0%**	**47.8%**	**47.3%**	**48.2%**	**47.2%**	**47.4%**	**46.6%**	**46.6%**	**45.7%**	**47.3%**	**47.6%**	**46.9%**

	Q1'19	Q2'19	Q3'19	Q4'19	Q1'20	Q2'20	Q3'20	Q4'20	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	Q2'23	Q3'23	Q4'23	Q1'24	Q2'24	Q3'24	Q4'24	Q1'25	Q2'25	Q3'25
Total net revenues	$464	$474	$463	$500	$536	$544	$590	$660	$694	$750	$742	$764	$742	$765	$954	$1,085	$794	$1,003	$932	$893	$868	$887	$896	$935	$936	$973	$988
Income (loss) from operations	$23	$64	$67	$66	$90	$101	$116	$147	$156	$186	$175	$182	$172	$164	$118	$163	$1	($1,696)	$118	$24	$106	$127	$128	$135	$111	$135	$138
Operating margin	5.0%	13.5%	14.5%	13.2%	16.8%	18.6%	19.7%	22.3%	22.5%	24.8%	23.6%	23.8%	23.1%	21.5%	12.4%	15.0%	0.1%	(169.1%)	12.6%	2.7%	12.2%	14.4%	14.3%	14.5%	11.9%	13.9%	14.0%
Excess and obsolete charge from discontinued product line	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	13	-	-	-	-	-	-	-	-
Acquisition inventory step-up	5	3	-	-	-	-	-	-	-	-	-	-	-	-	39	13	-	-	-	-	-	-	-	-	-	-	-
Acquisition and integration costs	30	3	2	2	2	1	1	-	6	6	9	9	8	2	31	11	6	5	3	3	1	2	3	3	-	-	-
Restructuring and other	2	1	2	2	-	3	3	3	5	3	2	1	2	3	5	1	1	11	1	7	3	2	1	1	16	5	4
Amortization of intangible assets	16	18	17	17	16	14	13	13	12	13	15	15	15	15	47	69	81	76	68	70	62	61	61	61	60	62	63
Goodwill and intangible asset impairment	-	-	-	5	1	-	-	1	-	-	-	-	-	-	-	-	-	1,827	-	75	-	-	-	-	-	-	-
Gain on sale of long-lived assets	-	-	(7)	-	-	-	-	-	-	-	-	-	(7)	-	-	-	-	-	(2)	-	-	-	-	-	-	-	-
Fees and expense related to the Term Loan Facility	6	-	1	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2	3	-	2	-	2	-	-
Ransomware incident	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	7	4	2	1	-	-	-	-	-	-	-
Inventory charge related to exit of product groups	-	-	-	-	-	-	4	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
COVID-19 related net credits	-	-	-	-	-	(1)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Environmental costs	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Non-GAAP income from operations	**$82**	**$88**	**$81**	**$92**	**$110**	**$118**	**$136**	**$163**	**$179**	**$208**	**$201**	**$207**	**$190**	**$184**	**$240**	**$257**	**$96**	**$227**	**$203**	**$182**	**$175**	**$192**	**$195**	**$199**	**$189**	**$202**	**$205**
Non-GAAP operating margin	**17.7%**	**18.6%**	**17.6%**	**18.4%**	**20.5%**	**21.6%**	**23.1%**	**24.7%**	**25.8%**	**27.7%**	**27.1%**	**27.1%**	**25.6%**	**24.1%**	**25.1%**	**23.6%**	**12.1%**	**22.6%**	**21.8%**	**20.3%**	**20.2%**	**21.7%**	**21.8%**	**21.3%**	**20.2%**	**20.8%**	**20.8%**

[1] *For additional information regarding these adjustments, please refer to the corresponding quarterly earnings release available on MKS' investor website at investor.mks.com.*

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MKS Free Cash Flow Reconciliation (GAAP to Non-GAAP) (in millions) 2023 2024 LTM Q3’24 LTM Q3’25 Net cash provided by operating activities $319 $528 $532 $679 Less: Purchase of property, plant and 87 118 100 148 equipment Free Cash Flow $232 $410 $432 $531 Note: For additional information regarding these adjustments, please refer to the corresponding annual earnings release available on MKS' investor website at investor.mks.com. MKS Confidential 46

MKS Adj. EBITDA Reconciliation (GAAP to Non-GAAP) (in millions) 2015 2023 2024 LTM Q3’24 LTM Q3’25 Net income (loss) $122 $(1,841) $190 $32 $278 Other expense, (income), net - 27 (2) 7 14 Interest (income), expense, net (3) 339 263 296 200 Provision (benefit) for income taxes 37 (87) (10) (10) 16 Depreciation and amortization 22 397 348 356 346 Stock-based compensation 13 54 48 48 57 Excess and obsolete charge from discontinued product line - 13 - - - Acquisition and integration costs - 16 9 9 3 Acquisition inventory step-up - - - - - Restructuring and other 2 20 6 13 26 Goodwill and intangible asset impairments - 1,902 - 75 - Sale of previously written down inventory (2) - - - - Gain on sale of long-lived assets - (2) - - - Ransomware incident - 15 - 1 - Fees and expense related to the Term Loan Facility - 2 5 7 2 Loss on debt extinguishment - 8 57 60 11 Adjusted EBITDA $192 $863 $914 $895 $953 Adjusted EBITDA $953 Other credit agreement adjustments 63 Credit agreement adjusted EBITDA $1,016 Note: For additional information regarding these adjustments, please refer to the corresponding annual earnings release available on MKS' investor website at investor.mks.com. MKS Confidential 47

MKS Earnings per share Reconciliation (GAAP to Non-GAAP) (in millions, except per share data) LTM Q3’24 LTM Q3’25 Net income $32 $278 Acquisition and integration costs 9 3 Restructuring and other 13 26 Amortization of intangible assets 254 246 Goodwill and intangible asset impairments 75 - Loss on debt extinguishment 60 11 Amortization of debt issuance costs 23 20 Fees and expense related to the Term Loan Facility 7 2 Ransomware incident 1 - Tax effect of Non-GAAP adjustments (97) (75) Non-GAAP net earnings $377 $511 Non-GAAP net earnings per diluted share $5.59 $7.56 Weighted average diluted shares outstanding 67.4 67.6 Note: For additional information regarding these adjustments, please refer to the corresponding annual earnings release available on MKS' investor website at investor.mks.com. MKS Confidential 48

Appendix – GAAP to Non-GAAP Reconciliations Non-GAAP financial measures adjust GAAP financial measures for the items listed below. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, MKS’ reported GAAP results, and may be different from Non-GAAP financial measures used by other companies. In addition, these Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles. MKS management believes the presentation of these Non-GAAP financial measures is useful to investors for comparing prior periods and analyzing ongoing business trends and operating results. Totals presented may not sum and percentages may not recalculate using figures presented due to rounding. Excess and obsolete charge from discontinued product line includes inventory charges related to a product line that was discontinued. Acquisition and integration costs include incremental expenses incurred to effect the Atotech Acquisition. Such acquisition costs may include advisory, legal, tax, accounting, valuation, and other professional or consulting fees. Such integration costs may include expenses directly related to integration of business and facility operations, information technology systems and infrastructure and other employee-related costs. Acquisition inventory step-up include cost of revenues amortization from the step-up of inventory to fair value as a result of the Atotech Acquisition. Restructuring and other include incremental expenses incurred in connection with restructuring programs and other strategic initiatives, primarily related to changes in business and/or cost structure. Such costs may include third-party services, one-time termination benefits, facility-related costs, contract termination fees and other items that have no direct correlation to our future business operations. Amortization of intangible assets includes non-cash amortization expense associated with intangible assets acquired in acquisitions. Goodwill and intangible asset impairments In 2023, we noted softer industry demand, particularly in the personal computer and smartphone markets and concluded there was a triggering event at our Materials Solutions Division and Photonics Solutions Division. We performed a quantitative assessment which resulted in an impairment for our Materials Solutions Division and our Photonics Solutions Division. In addition, as part of our annual goodwill and intangible asset impairment analysis, we recorded additional impairment charges for our Materials Solutions Division and our Photonics Solutions Division. Gain on sale of long-lived assets is from the sale of a minority interest investment in a private company. Ransomware incident includes costs, net of recoveries, associated with a ransomware incident in 2023. These costs are primarily comprised of various third-party consulting services, including forensic experts, restoration experts, legal counsel, and other information technology and accounting professional expenses, enhancements to our cybersecurity measures, and costs to restore our systems and access our data. Fees and expenses related to amendments to the Term Loan Facility includes direct third-party costs related to repricings or refinancings of our term loan facility. Amortization of debt issuance costs includes non-cash additional interest expense related to the amortization of debt issuance costs associated with our term loan facility. Loss on extinguishment of debt includes the non-cash write-off of unamortized debt issuance costs and original issue discount costs incurred from voluntary prepayments and/or repricings of our term loan facility. Tax effect of Non-GAAP adjustments are tax effected at applicable statutory rates resulting in a difference between the GAAP and Non-GAAP tax rates. Other credit agreement adjustments include deductions and addback for interest income, excess and obsolete inventory charges, and customer bad debt charges. MKS Confidential 49

Debt Reconciliations

Debt Reconciliations

Sources of funds	($M)
Cash from Balance Sheet	$113
Total Sources	$113

Uses of funds	($M)
$100M USD TLB Paydown[1]	$100
USD Term Loan B Q4-25 Amortization	10
EUR Term Loan B Q4-25 Amortization[2]	3
Total Uses	$113

		As of 09/30/25 (Actual)	As of 09/30/25 As Adjusted for $100M USD TLB Paydown and Q4-25 Amortization Payments	
($ million)	Maturity	Amount	Adjustments	Amount
Cash and cash equivalents		$697	$(113)	$584
$675 Revolving Credit Facility	Aug-27	-		-
Term Loan B (USD)[3]	Aug-29	$2,298	$(110)	$2,188
Term Loan B (EUR)[4]	Aug-29	$692	$(3)	$689
Total Secured Debt		$2,990		$2,877
Total Secured Net Debt		$2,293		$2,293
Convertible Notes	Jun-30	$1,400	-	$1,400
Total Debt		$4,390		$4,277
Total Net Debt		$3,693		$3,693

Note: Totals may not sum due to rounding.

[1] On October 29th, the Company made a voluntary debt prepayment for $100 million against its USD Term Loan B.

[2] EUR Term Loan B Q4-25 Amortization payment of €2.1 million has been translated into U.S. dollars using the exchange rate of €1.00 to $1.1735, as of December 31, 2025.

[3] As adjusted USD Term Loan B reflects the $100 million voluntary debt prepayment made in October 2025 and the December 2025 amortization payment of $10.2 million on the USD Term Loan B.

[4] EUR Term Loan B principal balance as of 09/30/25 Actual translates into U.S. dollar using the exchange rate of €1.00 to $1.1734 as of September 30, 2025. As adjusted EUR Term Loan B reflects reported amounts as of September 30, 2025 as adjusted to reflect the €2.1 million amortization payment made in December 2025. As adjusted EUR Term Loan B principal balance of €587 million has been translated into U.S. dollars using the exchange rate €1.00 to $1.1735 as of December 31, 2025.

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